United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 4, 2015

Communications Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive
Minnetonka, MN	55343
(Address Of Principal Executive Offices)	(Zip Code)

(952) 996-1674
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02     Results of Operations and Financial Condition

          On March 5, 2015, Communications Systems, Inc. (the "Company") issued a press release reporting the results of its operations for the fiscal fourth quarter and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On March 4, 2005, the Company announced that its Board of Directors had appointed Roger H.D. Lacey as Chief Executive Officer. Mr. Lacey had been serving as Interim Chief Executive Officer of the Company since June 4, 2014. Mr. Lacey will also continue to hold the position as Vice Chair.

Item 9.01.     Financial Statements and Exhibits

          (d) Exhibits.

          The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not "filed" for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Exhibit 99.1	Communications Systems, Inc. Press Release dated March 5, 2015 reporting the results of its operations for the fiscal fourth quarter and year ended December 31, 2014.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

	By:	/s/ Edwin C. Freeman
Chief Financial Officer

Date: March 9, 2015